                        SUPPLEMENT DATED OCTOBER 7, 2002
                                       TO
                         PROSPECTUSES DATED MAY 1, 2002

This Supplement is intended to be distributed with the ANNUAL PREMIUM VARIABLE LIFE prospectuses dated May 1, 2002 for certain variable life insurance contracts issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company ("Product Prospectuses") and with the prospectus dated May 1, 2002 for the John Hancock Variable Series Trust I ("Variable Series Trust") that accompanies the Product Prospectuses.

This Supplement amends each of the Product Prospectuses.

LARGE CAP GROWTH FUND

Revised Fund Expenses

     The fund expenses shown in the Product Prospectuses for the Large Cap Growth Fund have changed. The shareholders approved increases in investment management fees for this fund of the Variable Series Trust, effective October 7, 2002. The fee table in the Product Prospectuses does not reflect those increases. Set out below is a supplementary expense table that shows what the Fund's expenses would have been had the investment management fee increases been in place for all of 2001:

                                                                                        Total Fund         Total Fund
                                      Investment   Distribution and   Other Operating    Operating           Operating
                                      Management        Service       Expenses With     Expenses With     Expenses Absent
Fund Name                                Fee         (12b-1) Fees     Reimbursement     Reimbursement     Reimbursement
---------                             ----------   ----------------  ---------------    -------------     ---------------
JOHN HANCOCK VARIABLE
   SERIES TRUST I:
Large Cap Growth ....................    0.80%           N/A              0.03%             0.83%              0.83%

     The illustrations in the Product Prospectuses do not reflect the increased expenses shown above and should be disregarded. If those expenses were reflected, the illustrated death benefits, account values and surrender values would be lower.

     Moreover, because your circumstances will no doubt differ from those used for the illustrations in the Product Prospectuses, the values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a hypothetical illustration that will be based upon the fund expenses shown in the Product Prospectus, as revised by this Supplement, and your proposed insured person's issue age, sex, underwriting classification and desired insurance amount.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE VARIABLE SERIES TRUST WAS UPDATED ON OCTOBER 7, 2002 AND CONTAINS DETAILED INFORMATION ABOUT THE FUND MENTIONED ABOVE. BE SURE TO READ THAT STATEMENT OF ADDITIONAL INFORMATION BEFORE SELECTING THE FUND AS AN INVESTMENT OPTION. THE SUPPLEMENT MAY BE OBTAINED BY CALLING 1-800-732-5543.